May 1, 2019

Summary
Prospectus
USAA Extended Market Index Fund
 (USMIX)
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change; and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.
Before you invest, you may want to review the Fund’s statutory prospectus, which contains more information about the Fund and its risks.
You can find the Fund’s statutory prospectus and other information about the Fund (including the Fund’s Statement of Information (SAI)) online at usaa.com/prospectus.
You can also get this information at no cost by calling (800) 531-USAA (8722) or by sending an e-mail request to prospectus@usaa.com. The Fund’s statutory prospectus and SAI dated May 1, 2019, are incorporated herein by reference.
You also may obtain this information at no cost from your financial intermediary.

Investment Objective
The USAA Extended Market Index Fund (the Fund) seeks to match, before fees and expenses, the performance of all small- and mid-cap stocks as measured by the Dow Jones U.S. Completion Total Stock Market IndexSM (the “Index”).1
1“Dow Jones,” and “The Dow Jones U.S. Completion Total Stock Market IndexSM” are service marks of Dow Jones Trademark Holdings, LLC.
Fees and Expenses
The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses for the Fund are based on expenses incurred during the Fund’s most recently completed fiscal year.
Shareholder Fees
(fees paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.10%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.33%
Total Annual Fund Operating Expenses	0.43%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.
1 Year	3 Years	5 Years	10 Years
$44	$138	$241	$542
Portfolio Turnover
The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.
For the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its whole portfolio.
Principal Investment Strategy
The Fund’s principal investment strategy is, under normal market conditions, to invest at least 80% of its assets in securities or other financial instruments of companies that are components of, or have economic characteristics similar to, the securities included in the Index. This strategy may be changed upon 60 days’ written notice to shareholders.
The Index is composed of all the equity securities that are issued by companies headquartered in the United States with their primary market listing in the United States, except those stocks included in the S&P 500.
In seeking to track the performance of the Index, the Fund uses the “sampling” method of indexing. Under this approach, the Fund selects a representative sample of stocks and/or derivatives that resemble the Index in terms of industry weightings, market capitalization, and other characteristics. It is not the Fund’s intent to fully replicate the Index.
Principal Risks
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.
The equity securities held in the Fund are subject to stock market risk. A company’s stock price in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than debt securities.
The Fund invests in small- and mid-cap companies, which may be more vulnerable than larger companies to adverse business or economic conditions. Securities of small- and mid-cap companies may be less liquid and more volatile than securities of larger companies or the market in general and, therefore, may involve greater risk than investing in securities of larger companies.
The Fund may invest in futures, options, and other types of derivatives linked to the performance of the Index or other indices that are highly correlated with the Index. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, exchange-traded fund (ETF), or currency to which it relates; the risk that derivatives used for risk management or to gain market exposure may not have the intended effects and may result in losses, underperformance, or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s market exposure, magnify investment risks and losses, and cause losses to be realized more quickly. There is no guarantee that derivative techniques will be employed or that they will work as intended, and their use could lower returns or even result in losses to the Fund.
While the Fund attempts to match the performance of the Index as closely as possible before the deduction of fees and expenses, the ability of the Fund to meet its investment objective depends to some extent on the cash flow in and out of the Fund and purchases and redemptions by other investors in the Fund. The Fund’s performance may be affected by
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factors such as the size of the Fund’s portfolio, transaction costs, management fees and expenses, and brokerage commissions and fees. Changes in the cash flow of the Fund may affect how closely the Fund tracks the Index.
An investment in the Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund's volatility and performance from year to year for each full calendar year over the past 10 years. The table shows the Fund’s average annual total returns for the periods indicated compared to those of the Fund's benchmark index. Performance reflects any expense limitations in effect during the periods shown.
Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the Fund’s most current performance information, log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722.

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	20.56%	June 30, 2009
Lowest Quarter Return	-20.67%	September 30, 2011
Year-to-Date Return	15.86%	March 31, 2019
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you.
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AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2018

	Past 1 Year	Past 5 Years	Past 10 Years
Fund Shares
Return Before Taxes	-9.70%	4.83%	13.09%
Return After Taxes on Distributions	-10.97%	3.18%	11.90%
Return After Taxes on Distributions and Sale of Fund Shares	-4.77%	3.64%	10.88%
Index
Dow Jones U.S. Completion Total Stock Market Index (reflects no deduction for fees, expenses, or taxes)	-9.57%	5.15%	13.53%
Investment Adviser
USAA Asset Management Company (“AMCO” or “Adviser”)
On November 6, 2018, United Services Automobile Association (“USAA”), the parent company of AMCO, the investment adviser to the Funds, and of USAA Transfer Agency Company (d/b/a USAA Shareholder Account Services (“SAS”)), the transfer agent to the Funds, announced that AMCO and SAS would be acquired by Victory Capital Holdings, Inc., a global investment management firm headquartered in Cleveland, Ohio (the “Transaction”). The closing of the Transaction is expected to be completed on or about the end of the second quarter of 2019, pending satisfaction of certain closing conditions and approvals, including certain approvals of the Funds’ Board of Trustees and of Fund shareholders at a special shareholder meeting, which was held on April 18, 2019.
The Funds filed a definitive proxy statement on February 21, 2019, in which shareholders were asked: (1) to approve a new investment advisory agreement between the Trust, on behalf of each Fund, and Victory Capital Management Inc.; and (2) to elect two new nominees to the Board of Trustees of the Trust. Additional information regarding the proposals voted on at the special shareholder meeting was provided in the proxy statement.
In connection with the Transaction, the Board has approved certain changes to the name of the Fund, the index tracked by the Fund, the Fund’s investment objective, and the Fund’s principal investment strategy, which would become effective after the closing of the Transaction. In addition, the Fund’s current subadviser is expected to change.
Subadviser
Mellon Investments Corporation (“Mellon”)
Portfolio Managers
Karen Q. Wong, CFA, Managing Director and Head of Equity Portfolio Management of Mellon, has managed the Fund since February 2018.
Richard A. Brown, CFA, Managing Director, Senior Portfolio Manager, Team Lead of Mellon, has managed the Fund since February 2018.
Thomas J. Durante, CFA, Managing Director, Senior Portfolio Manager, Team Lead of Mellon, has managed the Fund since February 2018.
Purchase and Sale of Shares
You may purchase or sell Fund Shares through a USAA investment account on any business day through our website at usaa.com or mobile.usaa.com, or by telephone at (800) 531-USAA (8722) or (210) 531-8722. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 659453, San Antonio, Texas 78265-9825.
■	Minimum initial purchase: $3,000
■	Minimum subsequent investment: $50
Tax Information
The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

98025-0519
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